Exhibit 99.1

Viela Bio Announces Election of Rachelle Jacques to its Board of Directors

Gaithersburg, MD—April 30, 2020—Viela Bio (Nasdaq:VIE), a clinical-stage biotechnology company pioneering treatments for autoimmune and severe inflammatory diseases, today announced the election of Rachelle Jacques to its Board of Directors. As a veteran of the biotechnology and pharmaceutical industries, Ms. Jacques has held various leadership roles of increasing responsibility throughout her career. She currently serves as the Chief Executive Officer at Enzyvant Therapeutics, Inc., a biopharmaceutical company focused on developing therapies for patients with rare diseases.

“We are pleased to welcome Rachelle to our Board of Directors,” commented Bing Yao, Ph.D., Chief Executive Officer at Viela Bio. “Her expertise in launching and marketing important therapeutics for rare diseases will help further strengthen our capabilities as we prepare for the potential commercialization of our lead asset, inebilizumab, for the treatment of patients with neuromyelitis optica spectrum disorder.”

Prior to joining Enzyvant, Ms. Jacques served as the Senior Vice President and Global Complement Franchise Head at Alexion Pharmaceuticals, Inc. Previously, Ms. Jacques was Vice President of U.S. Hematology Marketing at Shire plc, which acquired Baxalta Inc. (“Baxalta”) in 2016 and served as Vice President of Business Operations at Baxalta after its spinoff from Baxter International Inc. (“Baxter”) in 2015. Also at Baxter, Ms. Jacques held multiple leadership positions, including Vice President of Finance, U.S. BioScience Business.

Earlier in her career, Ms. Jacques served in various roles of increasing responsibility at Dow Corning Corporation, including U.S. and international operational management roles.

Ms. Jacques currently serves on the Board of Directors of Corbus Pharmaceuticals Holdings, Inc. She received a B.A. degree in business administration from Alma College.

About Viela Bio

Viela Bio, headquartered in Gaithersburg, Maryland, is a clinical-stage biotechnology company dedicated to the discovery, development and commercialization of novel treatments for autoimmune and severe inflammatory diseases. For more information, please visit www.vielabio.com.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, prospects, plans, objectives of management, and the timing and progress of clinical development of our product candidates, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various factors may cause differences between our expectations and actual results as discussed in greater detail in our filings with the Securities and Exchange Commission (SEC), including without limitation, the risks and uncertainties described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 25, 2020 or in subsequent filings that we make with the SEC. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Source: Viela Bio

Contacts:

Investors:

Solebury Trout

Chad Rubin

646-378-2947

crubin@soleburytrout.com

Media:

Solebury Trout

Amy Bonanno

914-450-0349

abonanno@soleburytrout.com

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